--------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------

                                        Deal Name
Geographic Distribution        Alabama                                   0.11
                               Alaska                                    0.10
                               Arizona                                   2.78
                               California-Northern                      30.47
                               California-Southern                      32.29
                               Colorado                                  1.65
                               Connecticut                               0.08
                               District of Columbia                      0.42
                               Florida                                  10.05
                               Georgia                                   0.47
                               Idaho                                     0.06
                               Illinois                                  0.21
                               Indiana                                   0.31
                               Kansas                                    0.05
                               Kentucky                                  0.13
                               Maryland                                  1.39
                               Massachusetts                             0.67
                               Michigan                                  0.76
                               Minnesota                                 0.50
                               Mississippi                               0.30
                               Missouri                                  0.41
                               Montana                                   0.19
                               Nevada                                    4.56
                               New Hampshire                             0.06
                               New Jersey                                0.42
                               New York                                  0.42
                               North Carolina                            0.24
                               Ohio                                      0.38
                               Oklahoma                                  0.05
                               Oregon                                    2.55
                               Pennsylvania                              0.27
                               Rhode Island                              0.08
                               South Carolina                            0.10
                               Tennessee                                 0.22
                               Texas                                     0.12
                               Utah                                      0.09
                               Virginia                                  2.49
                               Washington                                4.51

DTI Distribution
                               DTI <10.00                                1.85
                               DTI 10.00-19.99                           1.20
                               DTI 20.00-29.99                           4.89
                               DTI 30.00-39.99                          21.81
                               DTI 40.00-49.99                          65.88
                               DTI 50.00-59.99                           4.36
                               DTI 60.00-69.99                           0.00

--------------------------------------------------------------------------------
Please populate column C with the corresponding pool characteristics in Column
B.
-  For values in currency format, omit $.
-  For values in percentage format, provide data to 3 decimal places and omit %.
-  For WAC Net Rate, subtract servicing fee, trustee fee, and initial MI fee.
-  For MI Flag, Y or N.
--------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------
    Product Type             Number of Loans         Loan Balance        Avg. Loan Balance  % of Total IO       WA FICO
2/28 ARM 24 Month IO                95                   29,963,585           315406            15.84             663
2/28 ARM 30 Month IO
2/28 ARM 60 Month IO               438                  127,502,142           291101            67.38             673
2/28 ARM 120 Month IO
3/27 ARM 24 Month IO
3/27 ARM 36 Month IO                5                       892,700           178540             0.47             601
3/27 ARM 60 Month IO               111                   28,108,022           253225            14.85             667
3/27 ARM 120 Month IO
5/25 ARM 60 Month IO                8                     2,407,718           300965             1.27             665
5/25 ARM 84 Month IO
      30 Fixed                      2                       345,495           172748             0.18             695
      15 Fixed
        Other
-----------------------------------------------------------------------------------------------------------------------
       Totals:                     659                189,219,662.0           287132             100              670
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
    Product Type           % Owner Occupied   % Purchase         WA DTI         % Full Doc     % Second Liens    %1.000-1.499
2/28 ARM 24 Month IO            94.77           49.59            38.35            41.58              0               0.32
2/28 ARM 30 Month IO
2/28 ARM 60 Month IO            95.83           73.17            42.06            26.62              0               0.57
2/28 ARM 120 Month IO
3/27 ARM 24 Month IO
3/27 ARM 36 Month IO             100              0              38.87            80.73              0                0
3/27 ARM 60 Month IO             100            76.16            42.72            36.34              0               0.8
3/27 ARM 120 Month IO
5/25 ARM 60 Month IO            91.69           19.71            41.99            72.15              0                0
5/25 ARM 84 Month IO
      30 Fixed                   100              0              49.13             100               0                0
      15 Fixed
        Other
-----------------------------------------------------------------------------------------------------------------------------
       Totals:                  96.26           68.72            41.57             31.4              0               0.56
-----------------------------------------------------------------------------------------------------------------------------

                        Init Rate Cap
--------------------------------------------------------------------------------------------------------------------------
    Product Type          %1.500-1.999    %2.000-2.499     %2.500-2.999     %3.000-3.499     %3.500-3.99      %4.000-4.499
2/28 ARM 24 Month IO         59.67            0.47              0              39.54              0                0
2/28 ARM 30 Month IO
2/28 ARM 60 Month IO          3.66            13.58             0              82.19              0                0
2/28 ARM 120 Month IO
3/27 ARM 24 Month IO
3/27 ARM 36 Month IO         83.65              0               0              16.35              0                0
3/27 ARM 60 Month IO          3.95            13.96             0              81.29              0                0
3/27 ARM 120 Month IO
5/25 ARM 60 Month IO          8.31              0               0              91.69              0                0
5/25 ARM 84 Month IO
      30 Fixed                 0                0               0                0                0                0
      15 Fixed
        Other
--------------------------------------------------------------------------------------------------------------------------
       Totals:                 13             11.3              0              74.97              0                0
--------------------------------------------------------------------------------------------------------------------------

-----------------------------------------
    Product Type          %5.000-5.499
2/28 ARM 24 Month IO           0
2/28 ARM 30 Month IO
2/28 ARM 60 Month IO           0
2/28 ARM 120 Month IO
3/27 ARM 24 Month IO
3/27 ARM 36 Month IO           0
3/27 ARM 60 Month IO           0
3/27 ARM 120 Month IO
5/25 ARM 60 Month IO           0
5/25 ARM 84 Month IO
      30 Fixed                 0
      15 Fixed
        Other
-----------------------------------------
       Totals:                 0
-----------------------------------------